--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------

                                                                     New England
                                                                Bond Income Fund


                                                               [graphic omitted]

December 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,


/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer, President


For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the New England Bond Income Fund from 12/31/86 compared to the Lehman Government/Corporate Bond Index(4) and the Cost of Living(5). The data points from the graph are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

              COMPARED TO LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE
                     BOND INDEX(4) AND THE COST OF LIVING(5)
                       DECEMBER 1986 THROUGH DECEMBER 1996

                                                                  COST OF
DATE               NAV(1)           POP(2)        LEHMAN(4)      LIVING(5)
----              --------         -------        ---------      ---------
12/31/86          $10,000           $9,550        $10,000        $10,000
12/31/87          $10,141           $9,685        $10,367        $10,443
12/31/88          $10,887          $10,397        $11,070        $10,905
12/31/89          $12,182          $11,634        $12,482        $11,412
12/31/90          $13,093          $12,504        $13,627        $12,109
12/31/91          $15,467          $14,771        $15,621        $12,479
12/31/92          $16,618          $15,870        $16,741        $12,841
12/31/93          $18,618          $17,781        $18,212        $13,194
12/31/94          $17,829          $17,027        $17,861        $13,548
12/31/95          $21,532          $20,563        $20,595        $13,902
12/31/96          $22,522          $21,509        $21,431        $14,363

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                     CREDIT QUALITY COMPOSITION -- 12/31/96*
--------------------------------------------------------------------------------

                         AAA       28%
                         AA        17%
                         A         10%
                         BBB       25%
                         BB        20%

* Portfolio composition will change with market and economic conditions.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/96
--------------------------------------------------------------------------------
 CLASS A (Inception 11/7/73)         1 YEAR       5 YEAR           10 YEAR

 Net Asset Value(1)                   4.60%        7.81%            8.46%
 With Max. Sales Charge(2)           -0.09         6.82             7.96
 Lipper Intermediate Investment
 Grade Debt Average(6)                3.12         6.53             7.68

--------------------------------------------------------------------------------
 CLASS B (Inception 9/13/93)         1 YEAR       3 YEAR        SINCE INCEPTION

 Net Asset Value(1)                   3.73%        5.73%            4.94%
 With CDSC(3)                        -0.27         4.84             4.44
 Lehman Intermediate Govt./Corp.(4)   4.06         5.57             5.19
 Lipper Intermediate Investment
 Grade Debt Average(6)                3.12         5.19              n/a

--------------------------------------------------------------------------------
 CLASS C (Inception 12/30/94)        1 YEAR        SINCE INCEPTION

 Net Asset Value(1)                   3.90%             10.78%
 Lehman Intermediate Govt./Corp.(4)   4.06               9.54
 Lipper Intermediate Investment
 Grade Debt Average(6)                3.12               n/a

--------------------------------------------------------------------------------
 CLASS Y (Inception 12/30/94)        1 YEAR        SINCE INCEPTION

 Net Asset Value(1)                   4.59%             12.49%
 Lehman Intermediate Govt./Corp.(4)   4.06               9.54
 Lipper Intermediate Investment
 Grade Debt Average(6)                3.12                n/a

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) -- assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge -- assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) -- assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.
(4) Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                          NEW ENGLAND BOND INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q.  How did New England Bond Income Fund perform in 1996?

[Photo of Cathy Bunting
Back Bay Advisors, L.P.]

    New England Bond Income Fund continued to deliver consistently strong results, despite the challenging conditions that pervaded bond markets. Rising long-term interest rates early in 1996 along with weak bond market returns stood in vivid contrast to the remarkable strength of bonds in 1995. Concerned that robust economic growth might cause inflationary pressures to escalate, bond investors pushed down fixed-income prices and drove up yields. By the second half of the year, steady -- if slower -- economic growth, continued low inflation and strong demand for U.S. government bonds from foreign investors fostered better performance from bonds.

    After a disappointing first half in 1996, your Fund more than made up for lost ground by the year's end. For the 12 months ended December 31, 1996, the Fund generated a total return of 4.60% for Class A shares, based on net asset value. This return reflects the reinvestment of $0.84 per share in income distributions paid during the year and a decline in share price to $12.05 on December 31, 1996, from $12.36 a year ago. By comparison, the 176 Intermediate Investment Grade Debt funds tracked by Lipper Analytical Services returned an average of 3.12% for the same period. Your Fund also outperformed the Lehman Intermediate Government/Corporate Index, the Fund's benchmark, which posted a return of 4.06%. The Fund's Class A 30-day net annualized SEC yield at the end of December was 6.76% - up from its 6.09% yield a year ago.

Q.  What was behind the Fund's strong performance?

    An emphasis on corporate bonds -- ranging between 60% and 70% of the portfolio -- worked well for your Fund. When economic activity is strong, as was the case last year, improving company fundamentals can help cushion price declines of corporate bonds from rising interest rates. Supply and demand relationships also worked to the advantage of the corporate sector. Institutional investors kept demand at healthy levels, which helped support bond prices even as interest rates rose and prices of government securities fell. Government issues are particularly sensitive to changes in interest rates, in part because they gain no additional benefit from improving credit conditions -- they already enjoy the distinction as the most creditworthy fixed-income instruments available.

Q.  How did you manage the Fund during the year?

    We took steps to make the most of mixed conditions in the bond markets. For example, we focused on corporate bonds from select industries. We favored fundamentally solid -- though undervalued -- corporate sectors. Careful credit research was critical in enabling us to identify attractive issues in areas such as utilities, oil and gas, and cable and media. Utility bonds, for instance, benefited from a combination of technical factors, including low levels of bond issuance and expanded debt repurchase programs, which tipped the supply/demand balance toward higher bond prices. The sector's fundamentals were also attractive, thanks to merger activity that improved the operating and financial strength of formerly separate entities. We invested in utility bonds that offered favorable price and yield characteristics, namely those with a 15-year maturity structure. These holdings contributed positively to the Fund's performance, as did energy investments. Severe winter weather across the country significantly increased oil prices, providing a windfall for the energy industry and price gains for the Fund's holdings in Oryx Energy, Mitchell Energy, Pemex and Transgas.

    The cable/media sector, meanwhile, experienced setbacks. During the first half of the year, Moody's - an independent bond rating agency - downgraded the credit rating of Tele-Communications, Inc. to below investment grade. (Bonds rated BBB and above are considered "investment grade.") This event raised concerns about the industry's financial condition as a whole, taking a toll on the Fund's cable bond holdings. However, many companies, including Tele-Communications, Inc. have begun programs to improve their financial position by reducing their debt loads. We remain invested in cable bonds, believing that industry fundamentals are essentially sound and that bond prices should recover.

    Nearly 7% of the Fund's assets were invested in the Canadian bond market. Canada's lower inflation rates and moderate economic growth, compared to that of the United States, enabled Canadian bonds to outperform their U.S. counterparts. Further, the postponement of Quebec's Separatist referendum to 1998 improved investor sentiment and attracted foreign investors, further buoying the market.

    The Fund's approach to duration worked both for and against it during the year. Duration, measured in years, is a more precise gauge than maturity of a bond's sensitivity to interest rate changes. Essentially, the longer a bond's duration, the more its price reacts to changes in interest rates - rising when interest rates fall and declining when interest rates rise. The portfolio's average duration at the beginning of the period was relatively long - about six years - boosting the Fund's current yield but hampering its price performance when interest rates rose. As market conditions improved, however, the Fund's longer duration enhanced its performance by capturing price gains and offsetting losses sustained earlier in 1996.

    During 1996, we selectively invested in lower-grade bonds. Given the strength of the economy, taking a measure of credit risk was amply rewarded with higher yields and additional price gains relative to higher-grade issues. Nevertheless, the average quality of the portfolio overall remains high at A.

Q.  What is your investment outlook for the months ahead?

    Going forward, we believe the ingredients that foster positive bond market performance - moderate economic growth, low inflation, and stable interest rates - will remain in place. As always, thorough credit research continues to be instrumental in helping us sort through opportunities in the bond markets. And we will closely monitor the investment landscape to help gauge the direction of interest rates over the short term and adjust portfolio strategy to take advantage of market changes.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1996

BONDS AND NOTES--96.1% OF TOTAL NET ASSETS

   FACE
  AMOUNT     DESCRIPTION                                                VALUE (a)
-------------------------------------------------------------------------------------
             BROADCASTING--6.0%
$ 2,700,000  Cablevision Industries, 9.250%, 4/1/08 ..................  $   2,885,625
  5,500,000  Continental Cablevision, Inc.,  9.500%, 8/1/13  .........      6,317,025
  3,700,000  Continental Cablevision, Inc.,  11.000%, 6/1/07  ........      4,215,521
                                                                        -------------
                                                                           13,418,171
                                                                        -------------
             ELECTRIC UTILITIES--18.7%
 11,000,000  Arizona Public Service Corp.,  8.000%, 12/30/15  ........     11,294,470
  6,500,000  Long Island Lighting Co.,  9.000%, 11/1/22  .............      6,885,970
  4,000,000  New Mexico Public Service Corp.,  10.250%, 10/1/12  .....      4,495,000
  6,500,000  New York Electric & Gas Corp.,  8.875%, 11/1/21  ........      6,860,685
  1,249,000  New York Electric & Gas Corp.,  9.875%, 2/1/20  .........      1,252,360
  2,000,000  Ohio Edison Corp.,  8.680%, 6/1/17  .....................      1,984,060
  5,000,000  Tennessee Valley Authority,  6.125%, 7/15/03  ...........      4,862,700
  2,300,000  Texas Utilities Electric Co.,  8.875%, 2/1/22  ..........      2,479,331
  2,100,000  Toledo Edison Co.,  7.875%, 8/1/04  .....................      2,080,428
                                                                        -------------
                                                                           42,195,004
                                                                        -------------
             FINANCE & BANKING--11.4%
  4,075,000  American General Finance Corp.,  8.450%, 10/15/09  ......      4,556,869
  2,000,000  Asian Development Bank,  11.125%, 5/1/98  ...............      2,130,160
  5,750,000  Associates Corp. North America,  8.550%, 7/15/09  .......      6,485,137
  4,000,000  Intermediate American Development Bank,  6.950%, 8/1/26        4,135,120
  2,400,000  Pitney Bowes Credit Corp.,  8.550%, 9/15/09  ............      2,733,048
  5,500,000  Toronto Dominion Bank Ontario,  7.875%, 8/15/04  ........      5,680,840
                                                                        -------------
                                                                           25,721,174
                                                                        -------------
             FEDERAL AGENCIES--15.1% (C)
    305,809  Federal Home Loan Mortgage Corp.,  9.000%, 5/1/01  ......        318,234
  3,500,000  Federal National Mortgage Association,  6.450%, 6/10/03        3,436,755
    849,656  Federal National Mortgage Association,  7.500%, 12/1/24          849,656
  1,500,000  Federal National Mortgage Association,  7.850%, 9/10/04        1,521,375
  1,000,000  Federal National Mortgage Association,  7.875%, 2/24/05        1,075,950
 10,745,436  Government National Mortgage Association 7.00%, with
               various maturities to 2025   ..........................     10,513,764
 11,383,294  Government National Mortgage Association 7.50%, with
               various maturities to 2025   ..........................     11,393,994
  4,023,857  Government National Mortgage Association 8.50%, with
               various maturities to 2023   ..........................      4,170,969
    307,177  Government National Mortgage Association 9.00%, with
               various maturities to 2016   ..........................        323,688
    414,289  Government National Mortgage Association 11.50%, with
               various maturities to 2018  ...........................        468,789
                                                                        -------------
                                                                           34,073,174
                                                                        -------------
             FOREIGN ISSUES--7.0%
  6,500,000  Government of Canada,  8.000%, 6/1/23 (d)   .............      5,276,236
 20,000,000  Ontario Hydro, Zero Coupon, 11/27/20 (d)   ..............      2,424,596
 21,400,000  Ontario Hydro, Zero Coupon, 8/06/21 (d)   ...............      2,461,477
  7,000,000  Province of British Columbia,  7.750%, 6/16/03 (d)   ....      5,549,135
                                                                        -------------
                                                                           15,711,444
                                                                        -------------
             U.S. GOVERNMENT--3.1%
  2,000,000  United States Treasury Notes  6.875%, 7/31/99  ..........      2,041,600
  4,500,000  United States Treasury Notes  8.500%, 11/15/00  .........      4,863,510
                                                                        -------------
                                                                            6,905,110
                                                                        -------------
             OIL & GAS--1.0%
  2,100,000  Mitchell Energy & Development Corp.,  9.250%, 1/15/02  ..      2,268,693
                                                                        -------------
             PUBLISHING--6.6%
  4,000,000  Golden Books Publishing, Inc.,  7.650%, 9/15/02  ........      3,620,000
  2,000,000  News America Holdings, Inc.,  7.750%, 2/1/24  ...........      1,912,940
  1,700,000  News America Holdings, Inc.,  8.250%, 8/10/18  ..........      1,736,091
  7,000,000  Time Warner, Inc.,  9.150%, 2/1/23  .....................      7,606,200
                                                                        -------------
                                                                           14,875,231
                                                                        -------------
             TELECOMMUNICATION--13.5%
  4,800,000  360 Communications,  7.125%, 3/1/03  ....................      4,739,664
  9,700,000  AT&T Corp.,  8.350%, 1/15/25  ...........................     10,234,567
  4,000,000  Bellsouth Telecomm, Inc.,  5.850%, 11/15/45  ............      3,952,240
  5,280,000  Tele-Communications, Inc.,  9.250%, 1/15/23  ............      5,253,970
  2,000,000  Tele-Communications, Inc.,  9.800%, 2/1/12  .............      2,163,180
  4,000,000  Total Access Communication Public, 144A  8.375%,
               11/4/06 (f) ...........................................      4,024,440
                                                                        -------------
                                                                           30,368,061
                                                                        -------------
             YANKEE--13.7%
  1,200,000  British Columbia Hydro & Power,  12.500%, 9/01/13  ......      1,360,800
  1,600,000  British Columbia Hydro & Power,  12.500%, 1/15/14  ......      1,844,352
  5,159,000  Gulf Canada Resources, Ltd.,  9.000%, 8/15/99  ..........      5,429,847
  3,000,000  Hydro Quebec,  8.050%, 7/7/24  ..........................      3,294,570
  3,310,000  Ontario Province,  11.500%, 3/10/13  ....................      3,640,305
  6,800,000  Petroleos Mexicanos, 144A,  8.625%, 12/1/23 (f)   .......      5,576,000
  3,000,000  Quebec Province,  8.625%, 12/1/26  ......................      3,351,810
  2,300,000  Republic of Colombia, 144A,  8.660%, 10/7/16 (f)   ......      2,437,126
  3,600,000  Transgas de Occidente S.A. 144A, 9.790%, 11/1/10 (f)  ...      3,816,000
                                                                        -------------
                                                                           30,750,810
                                                                        -------------
             Total Bonds and Notes (Identified Cost $214,887,901)  ...    216,286,872
                                                                        -------------

SHORT TERM INVESTMENTS--2.5%

    FACE
   AMOUNT    DESCRIPTION                                                    VALUE (a)
-------------------------------------------------------------------------------------
$ 5,713,000  Household Finance Corp.  6.250%, 1/02/97  ...............  $   5,712,008
                                                                        -------------
             Total Short Term Investments (Identified Cost $5,712,008)      5,712,008
                                                                        -------------
             Total Investments--98.6% (Identified Cost $220,599,909)(b)   221,998,880
             Other assets less liabilities (e)  ......................      3,112,804
                                                                        -------------
             Total Net Assets--100% ..................................  $ 225,111,684
                                                                        =============

(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $220,642,859 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost. .................     $4,187,967
    Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value. .................     (2,831,946)
                                                                           ----------
    Net unrealized appreciation. .....................................     $1,356,021
                                                                           ==========
(c) The Fund's investments in Government National Mortgage Association, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.
(d) Denominated in Canadian Dollars.
(e) Including deposits in foreign denominated currencies with a value of $183 and a cost of $185.
(f) Securities exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .......................................                    $221,998,880
  Cash .......................................................                           2,614
  Foreign cash at value (Cost $185) ..........................                             183
  Receivable for:
    Fund shares sold .........................................                         204,759
    Accrued interest .........................................                       4,244,486
  Prepaid registration expense ...............................                          11,000
                                                                                  ------------
                                                                                   226,461,922
LIABILITIES
  Payable for:
    Securities purchased .....................................      $532,710
    Fund shares redeemed .....................................       364,529
    Dividends declared .......................................       219,433
  Accrued expenses:
    Management fees ..........................................        82,190
    Deferred trustees' fees ..................................        74,003
    Accounting and administrative ............................         3,449
    Other expenses ...........................................        73,924
                                                                    --------
                                                                                     1,350,238
                                                                                  ------------
NET ASSETS ...................................................                    $225,111,684
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $223,237,039
    Overdistributed net investment income ....................                         (87,621)
    Accumulated net realized gains ...........................                         563,487
    Unrealized appreciation on investments and foreign
      currency transactions ..................................                       1,398,779
                                                                                  ------------
NET ASSETS ...................................................                    $225,111,684
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($189,684,849 divided by 15,746,309 shares of beneficial
  interest) ..................................................                          $12.05
                                                                                        ======
Offering price per share (100/95.50 of $12.05) ...............                          $12.62*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($31,191,270 divided by 2,589,876 shares of beneficial
  interest) ..................................................                          $12.04**
                                                                                        ======
Net asset value and offering price of Class C shares
  ($2,391,484 divided by 198,379 shares of beneficial interest)                         $12.06
                                                                                        ======
Net asset value and offering price of Class Y shares
  ($1,844,081 divided by 152,862 shares of beneficial interest)                         $12.06
                                                                                        ======
Identified cost of investments ...............................                    $220,599,909
                                                                                  ============
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Interest .................................................                        $17,972,526
  Expenses
    Management fees ........................................      $   962,307
    Service fees - Class A .................................          480,362
    Service and distribution fees - Class B ................          273,249
    Service and distribution fees - Class C ................           16,367
    Trustees' fees and expenses ............................           22,679
    Accounting and administrative ..........................           44,322
    Custodian ..............................................          110,319
    Transfer agent .........................................          466,128
    Audit and tax services .................................           44,800
    Legal ..................................................           27,758
    Printing ...............................................           49,847
    Registration ...........................................           52,675
    Miscellaneous ..........................................            8,232
                                                                  -----------
  Total expenses ...........................................                          2,559,045
                                                                                    -----------
  Net investment income ....................................                         15,413,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ......................................        1,541,170
    Foreign currency transactions - net ....................           (6,558)
                                                                  -----------
    Net realized gain on investments and foreign currency
      transactions .........................................        1,534,612
                                                                  -----------
  Unrealized appreciation (depreciation) on:
    Investments - net ......................................       (7,307,211)
    Foreign currency transactions - net ....................              586
                                                                  -----------
    Net unrealized depreciation on investments and foreign
      currency transactions ................................       (7,306,625)
                                                                  -----------
  Net loss on investment transactions ......................                         (5,772,013)
                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                        $ 9,641,468
                                                                                    ===========


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                                  DECEMBER 31,           DECEMBER 31,
                                                                      1995                   1996
                                                                  ------------           ------------
FROM OPERATIONS
  Net investment income ....................................      $ 13,460,532           $ 15,413,481
  Net realized gain on investments and foreign currency
    transactions ...........................................         3,375,468              1,534,612
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions ..........................        21,417,541             (7,306,625)
                                                                  ------------           ------------
  Increase in net assets from operations ...................        38,253,541              9,641,468
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................       (12,389,368)           (13,542,980)
    Class B ................................................          (971,501)            (1,725,391)
    Class C ................................................           (15,073)              (102,907)
    Class Y ................................................          (116,130)              (158,575)
                                                                  ------------           ------------
                                                                   (13,492,072)           (15,529,853)
                                                                  ------------           ------------
    Increase in net assets derived from capital share
      transactions .........................................        37,374,309              4,067,248
                                                                  ------------           ------------
    Total increase (decrease) in net assets ................        62,135,778             (1,821,137)
NET ASSETS
  Beginning of the year ....................................       164,797,043            226,932,821
                                                                  ------------           ------------
  End of the year ..........................................      $226,932,821           $225,111,684
                                                                  ============           ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year ....................................      $     43,998           $    150,070
                                                                  ============           ============
  End of the year ..........................................      $    150,070           $    (87,621)
                                                                  ============           ============


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A
                                               ------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ....        $12.14         $12.12         $12.18         $10.95         $12.36
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.85           0.77           0.72           0.81           0.84
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          0.01           0.66          (1.23)          1.40          (0.31)
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          0.86           1.43          (0.51)          2.21           0.53
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.86)         (0.78)         (0.72)         (0.80)         (0.84)
Distributions From Net Realized Capital
  Gains ...............................         (0.02)         (0.59)          0.00           0.00           0.00
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.88)         (1.37)         (0.72)         (0.80)         (0.84)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $12.12         $12.18         $10.95         $12.36         $12.05
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ..................          7.5           12.1           (4.2)          20.8            4.6
Ratio of Operating Expenses to
  Average Net Assets (%) ..............          1.08           1.04           1.08           1.14           1.05
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          7.08           6.10           6.46           6.81           7.00
Portfolio Turnover Rate (%) ...........            89            202             77             81            104
Net Assets, End of Year (000) .........      $145,184       $179,264       $155,362       $200,285       $189,685

(a) A sales charge is not reflected in total return calculations.


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                      CLASS B
                                           -------------------------------------------------------------
                                             SEPTEMBER 13(a)
                                                 THROUGH                 YEAR ENDED DECEMBER 31,
                                              DECEMBER 31,          ------------------------------------
                                                  1993               1994           1995           1996
                                             ---------------        ------         ------         ------
Net Asset Value, Beginning of Period ......        $13.06           $12.18         $10.95         $12.36
                                                   ------           ------         ------         ------
Income From Investment Operations
Net Investment Income .....................          0.20             0.63           0.72           0.75
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (0.30)           (1.23)          1.40          (0.32)
                                                   ------           ------         ------         ------
Total From Investment Operations ..........         (0.10)           (0.60)          2.12           0.43
                                                   ------           ------         ------         ------
Less Distributions
Dividends From Net Investment Income ......         (0.19)           (0.63)         (0.71)         (0.75)
Distributions From Net Realized Capital
  Gains ...................................         (0.59)            0.00           0.00           0.00
                                                   ------           ------         ------         ------
Total Distributions .......................         (0.78)           (0.63)         (0.71)         (0.75)
                                                   ------           ------         ------         ------
Net Asset Value, End of Period ............        $12.18           $10.95         $12.36         $12.04
                                                   ======           ======         ======         ======
Total Return (%)(c) .......................         (0.8)            (4.9)          19.9            3.7
Ratio of Operating Expenses to
  Average Net Assets (%) ..................          1.81(b)          1.83           1.89           1.80
Ratio of Net Investment Income to
  Average Net Assets (%) ..................          4.79(b)          5.71           6.06           6.25
Portfolio Turnover Rate (%) ...............           202               77             81            104
Net Assets, End of Period (000) ...........        $2,661           $9,435        $23,398        $31,191

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                     CLASS C                             CLASS Y
                                         -------------------------------     ------------------------------
                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                             1995              1996              1995              1996
                                         ------------      ------------      ------------      ------------
Net Asset Value, Beginning of Year ..       $10.95            $12.36            $10.95            $12.40
                                            ------            ------            ------            ------
Income From Investment Operations
Net Investment Income ...............         0.56              0.75              0.80              0.87
Net Realized and Unrealized Gain
  (Loss) on Investments .............         1.40             (0.30)             1.44             (0.34)
                                            ------            ------            ------            ------
Total From Investment Operations ....         1.96              0.45              2.24              0.53
                                            ------            ------            ------            ------
Less Distributions
Dividends From Net Investment Income         (0.55)            (0.75)            (0.79)            (0.87)
                                            ------            ------            ------            ------
Total Distributions .................        (0.55)            (0.75)            (0.79)            (0.87)
                                            ------            ------            ------            ------
Net Asset Value, End of Year ........       $12.36            $12.06            $12.40            $12.06
                                            ======            ======            ======            ======
Total Return (%) ....................        18.1               3.9              21.0               4.6
Ratio of Operating Expenses to
  Average Net Assets (%) ............         1.89              1.80              0.89              0.80
Ratio of Net Investment Income to
  Average Net Assets (%) ............         6.06              6.25              7.06              7.25
Portfolio Turnover Rate (%) .........           81               104                81               104
Net Assets, End of Year (000) .......       $1,009            $2,391            $2,241            $1,844


           See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and Class C and Class Y shares on December 30, 1994. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1996 were as follows:

             PURCHASES                          SALES
   -----------------------------     -----------------------------
   U.S. GOVERNMENT     OTHER         U.S. GOVERNMENT      OTHER
   ---------------  ------------     ---------------  ------------
   $32,224,125      $198,911,071     $51,564,682      $172,436,520

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

     FEES EARNED
     -----------
     $481,154                 New England Funds Management, L.P.
     $481,153                 Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996, these expenses amounted to $44,322 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $333,439 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $480,362 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,919,349.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $68,312 and $4,092 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $204,937 and $12,275 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $ 529,880.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,234
     Meeting Fee                                           $114/meeting
     Committee Meeting Fee                                 $68/meeting
     Committee Chairman Annual Retainer                    $107

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                      YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS A                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................       2,700,665       $30,791,035        2,483,333       $29,456,197
Shares issued in the merger with New
  England Global Government Fund .....       1,513,135        17,368,227                0                 0
Shares issued in connection with the
  reinvestment of:
Dividends from net investment income .         937,520        11,088,211        1,002,951        11,931,875
                                             ---------       -----------        ---------       -----------
                                             5,151,320        59,247,473        3,486,284        41,388,072
Shares repurchased ...................      (3,144,314)      (36,944,840)      (3,940,934)      (46,845,991)
                                             ---------       -----------        ---------       -----------
Net increase (decrease) ..............       2,007,006       $22,302,633         (454,650)   ($   5,457,919)
                                             ---------       -----------        ---------       -----------

                                                      YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS B                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................         973,948       $11,423,501          945,735       $11,428,974
Shares issued in the merger with New
  England Global Government Fund .....         132,100         1,516,371                0                 0
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income          69,864           830,708          121,533         1,445,611
                                             ---------       -----------        ---------       -----------
                                             1,175,912        13,770,580        1,067,268        12,874,585
Shares repurchased ...................        (144,789)       (1,723,515)        (370,399)       (4,406,738)
                                             ---------       -----------        ---------       -----------
Net increase .........................       1,031,123       $12,047,065          696,869       $ 8,467,847
                                             ---------       -----------        ---------       -----------

                                                      YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS C                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................         118,121       $ 1,417,727          190,350       $ 2,281,349
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           1,084            13,111            7,179            85,505
                                             ---------       -----------        ---------       -----------
                                               119,205         1,430,838          197,529         2,366,854
Shares repurchased ...................         (37,616)         (450,113)         (80,739)         (972,718)
                                             ---------       -----------        ---------       -----------
Net increase .........................          81,589       $   980,725          116,790       $ 1,394,136
                                             ---------       -----------        ---------       -----------

                                                      YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS Y                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................         183,755       $ 2,080,961           51,948       $   616,546
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           9,639           114,837           13,302           158,563
                                             ---------       -----------        ---------       -----------
                                               193,394         2,195,798           65,250           775,109
Shares repurchased ...................         (12,673)         (151,912)         (93,109)       (1,111,925)
                                             ---------       -----------        ---------       -----------
Net increase (decrease) ..............         180,721       $ 2,043,886          (27,859)     ($   336,816)
Increase derived from
  capital shares transactions ........       3,300,439       $37,374,309          331,150       $ 4,067,248
                                             =========       ===========        =========       ===========

--------------------------------------------------------------------------------
                     REPORT OF THE INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND BOND INCOME FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Bond Income Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  BI56-1296

 [recycle symbol] Printed On Recycled Paper